P LA YB O Y PLAYBOY Investor Presentation Playboy, Inc. NASDAQ: PLBY Prepared : MARCH 2026

P LA YB O Y Legal Disclaimer This presentation (this “Presentation”) is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation of Playboy, Inc . and its Playboy business (collectively, “Playboy” or the “Company”) and for no other purpose . No representations or warranties, express or implied are given in, or in respect of, this Presentation . To the fullest extent permitted by law in no circumstances will Playboy or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . INDUSTRY & MARKET DATA Industry and market data used in this Presentation have been obtained from third party industry publications and sources as well as from research reports prepared for other purposes or the Company's internal data and estimates . Independent research reports, industry publications and other published industry sources generally indicate that the information therein was obtained from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information . The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness . This data is subject to change and the Company undertakes no obligation to update such data, except as required by law. FORWARD - LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Playboy’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Playboy . These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward - looking statements . Most of these factors are outside Playboy’s control and are difficult to predict . Factors that may cause such differences include, but are not limited to : (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq ; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions ; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company’s ability to retain its key employees ; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions ; (5) changes in applicable laws or regulations ; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, tariffs, foreign currency exchange rates or other economic, business, and/or competitive factors ; (7) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company’s estimates of cash flows and the fair value of certain of its intangible assets, including goodwill ; (8) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones ; (9) changing demand or shopping patterns for the Company’s products and services ; (10) failure of licensees, suppliers or other third - parties to fulfill their obligations to the Company ; (11) the Company’s high concentration of licensing revenue from a small number of licensees ; (12) the Company’s ability to comply with the terms of its indebtedness and other obligations ; (13) changes in financing markets or the inability of the Company to obtain financing on attractive terms ; and (14) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10- K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission . The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward - looking statements, which speak only as of the date which they were made . The Company does not undertake any obligation to update or revise any forward - looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based . In addition, forward - looking statements reflect Playboy’s expectations, plans or forecasts of future events and views as of the date of this Presentation . Playboy anticipates that subsequent events and developments will cause Playboy’s assessments to change . However, while Playboy may elect to update these forward - looking statements at some point in the future, Playboy specifically disclaims any obligation to do so . These forward - looking statements should not be relied upon as representing Playboy’s assessments as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . NO OFFER OR SOLICITATION This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom . USE OF PROJECTIONS This Presentation contains projected (or ‘pro forma’) financial information with respect to the Company . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information or pro forma financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . FINANCIAL INFORMATION ; NON - GAAP FINANCIAL MEASURES The financial information, data and projections contained in this Presentation do not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filings made by the Company with the SEC or any amendments thereto, and such differences may be material . Unless the context otherwise requires, all references in this Presentation to the “Company,” “we,” “us” or “our” refer to Playboy, Inc . and its consolidated subsidiaries, including Playboy Enterprises, Inc . Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . The Company believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, some of which present similar non- GAAP financial measures to investors . Management does not consider these non- GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non- GAAP financial measures is that they may exclude significant expenses or revenue that are required by GAAP to be recorded in the Company’s financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non- GAAP financial measures . In order to compensate for these limitations, management typically presents non - GAAP financial measures in connection with GAAP results . You should review the Company’s audited financial statements and any reconciliations of non - GAAP measures to the closest GAAP measure, which may be included in this Presentation and/or the Company’s filings with the SEC . TRADEMARKS This Presentation contains trademarks, service marks, trade names, copyrights and other information owned by the Company and other companies, which are the property of their respective owners . The use of third - party intellectual property or other information by the Company in this Presentation is used to describe past or current collaborations or press or social media mentions or depictions of the Company and its products and does not constitute an active affiliation with or endorsement by such third - party . 2

P LA YB O Y Corporate Overview 3 Playboy is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead happier, more fulfilling lives. Global Recognition: One of the most recognizable brands in the world, with products and content available in over 100 countries Timeless Brand: 72 years of cultural IP — journalism, photography, and design that is nearly impossible to replicate today Dual Audience: Men drive engagement and subscriptions; women participate as creators and purchasers of licensed products Licensing -Led Model: High -margin licensing, media, and hospitality form the asset - light core; Honey Birdette adds a premium direct -to-consumer growth engine NASDAQ: PLBY Share Price 1 $1.76 Market Cap 1 $202.9M TTM Revenue 2 $120.9M Cash & Cash Equivalents 2 $37.8M Shares Outstanding 1 115.3M Float 57.8M Insider Holdings 49.9% Headquarters Los Angeles 1. As of March 20, 2026 2. Year Ended December 31, 2025

P LA YB O Y Strategic Transformation Has Stabilized the Business 4 Positioned the company around a high -margin licensing business 1 Based on fiscal year 2025 licensing revenue 2 15- month period from the end of 3Q'24 to the end of 4Q'25 3 A reconciliation of Net Income (Loss) to Adjusted EBITDA can be found in the Company's annual report on Form 10 - K and quarterly reports on Form 10 - Q filed with the SEC Four consecutive quarters of positive Adjusted EBITDA Reduced operating complexity — divested non -core assets and outsourced eCommerce and non -magazine NSFW operations Built a predictable, recurring licensing revenue base — 90% contractual guarantees 1 with over $340M in unrecognized revenue Decreased senior debt by nearly $58 million 2 through balance sheet restructuring, with continued focus on paydown Increased profitability and expanding margins at Honey Birdette Focused on four pillars of growth in 2026 ($2.6) ($2.9) $0.7 $0.0 $3.0 $4.8 $6.6 $8.0 ($0.6) ($0.1) $2.4 $3.5 $4.1 $7.1 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 ($s in millions) ($2.3) ($2.6) Adjusted EBITDA 2 Adjusted EBITDA excluding litigation costs

P LA YB O Y Strategic China Licensing Partnership 5 UTG is an experienced and globally respected Chinese licensing operator, managing a robust portfolio of brands, including Jeep and Dickies Playboy to sell UTG 50% of China licensing business for $45M in cash with additional $67M in guaranteed minimum annual distributions and $10M in brand support payments UTG will manage all operational aspects of Playboy's licensing activities in China, Hong Kong and Macau Expected to advance asset -light strategy and deliver meaningful improvements to capital structure upon closing $52 million will be used for debt reduction upon final closing Central to our near -term deleveraging $122M in total guaranteed minimum payments with additional profit share upside

P LA YB O Y Reduced senior debt balance from $218M to $153M through debt forgiveness and preferred exchange in Q4 2024 Commenced partial interest PIK structure, reducing annualized cash interest from $19.3M to $10.2M Upon closing of the UTG transaction, three anticipated debt paydowns of $15M in Q1 2026 and $18.3M in each of Q1 2027 and Q1 2028 By Q1 2028, targeting ~$105M in debt with ~$9.7M in annualized cash interest 6 Continuing to Deleverage the Balance Sheet UTG transaction is the catalyst — reducing debt principal by ~52% and cash interest by ~50% through Q1 2028 $218 $153 $160 $145 $125 $105 $19.3 $10.2 $16.6 $14.5 $12.2 $9.7 Q3 '24 Q4 '24 Q4 '25 Q1 '26 Q1 '27 Q1 '28 Debt Balance ($M) | Ann. Cash Interest ($M) Start Forgiveness PIK Ends Paydown 1 Paydown 2 Paydown 3

Focusing on Four Pillars of Growth

Each pillar is high-margin and mutually reinforcing — together they diversify revenue and reduce concentration risk.

01
Licensing
$340M+ Unrecognized revenue
90% Gross margin
90% Revenue guaranteed

- Enter new geographies
- Expand categories

02
Media & Experiences
- Subscriptions
- Sponsorships
- TV and Film

03
Hospitality
LOI Signed Financial group
LOI Signed Club operator

- First club in Miami Beach
- Asset-light model

04
Honey Birdette
Positive FY2025 comps
Expanding Operating margin trend
Growing U.S. store count

- Flagship stores in the U.S.
- eCommerce in the U.S.

A licensing-led platform **with recurring revenue, expanding margins, and a premium DTC growth engine in Honey Birdette.**

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P LA YB O Y PLAYBOY: BRAND FOUNDATION 8

P LA YB O Y One of the Most Recognizable Brands in the World 9 72 years of iconic cultural heritage and global recognition Billions of media impressions per year ~$46 million of licensing revenue 1 25+ million followers on social media Product sold in ~180 countries 1 Full year 2025

P LA YB O Y 10 Content Powers the Ecosystem Decades of journalism, photography, and design form an archive that doubles as a low -cost marketing engine Print magazine serves as the prestige anchor; digital, newsletters, and social video drive daily engagement Creator -generated content — from Playmates, contests, and cultural collaborators — keeps channels active and reduces internal production costs An irreplaceable archive that drives traffic, engagement, and monetization

P LA YB O Y • Young men are consuming lifestyle, dating, and culture content at record volumes — a growing market underserved by credible, established brands • Men drive membership, subscriptions, and platform growth • Women participate as creators, Playmates, and cultural voices — fueling brand relevancy and licensed product sales • Both audiences convert commercially — men and women each represent significant purchasing cohorts across licensed products 11 A Dual -Audience Brand in a Wide -Open Market Male and female audiences drive distinct but complementary demand

P LA YB O Y 45% 55% Male Female Social Media Followers 1 12 Gender -Balanced Commercial Demand A rare advantage in media and lifestyle Men dominate content consumption, but licensing data shows women as a major purchasing cohort Positions Playboy as a global lifestyle brand, not just a men’s media property Dual -audience demand provides resilience and multiple monetization lanes 23% 77% Female Male Licensed Product Purchases 2 1 Weighted average across all of Playboy’s social channels. As of 10/31/2025. 2 Based on data provided by our eShop and other licensees. As of 9/30/2025.

P LA YB O Y The Magazine Drives Awareness and Talent 13 Talent Being featured in the physical magazine is the carrot to capture creators, models, and celebrities Content Talent creates the content that powers our social and digital channels and marketing with minimal internal production Audience Content fuels audience growth, expanding our reach across social and digital platforms Commerce Audience participates in the community through media and experiences (subscriptions both physical and digital), licensing , and hospitality Attracts models, celebrities, photographers, and collaborators who want status association

Paid Voting Scales Both Talent and Audience

These highly engaged creators and their audiences flow directly into Playboy's monetization funnel

Scale: Tens of thousands of creators enter *The Playmate Search* contest to win a chance at becoming a Playmate or inside cover model — growth without paid media

Engagement: Contestants mobilize their followers and produce daily user-generated content — reducing internal costs while keeping channels active with fresh, authentic material

Success: Early results show a path to a multi-million-dollar business — hundreds of thousands of participants casting millions of paid votes annually

Statistics from the First Contest

16,000 *Contestants*

135,000,000 *Instagram followers*

90,000,000 *TikTok followers*

160,000 *Pieces of media uploaded*

> 400,000 *Fans voting*

> 1,700,000 *Votes cast*

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P LA YB O Y PILLAR 1: LICENSING 15

P LA YB O Y Licensing Is the Foundation of Today’s Cash Flow 16 38% Licensing Revenue as a Percent of Total Room to grow as the business transitions 90% Licensing Gross Margin Highly profitable 90% Percent of Total Licensing Revenue Guaranteed Predictable and recurring Licensing gets stronger with increased brand awareness 86% Revenue from Top 20 Licensees Unlocking growth with best -in -class partners Note: All figures based on FY2025 actual results

P LA YB O Y Expanding Playboy’s Global Reach 17 $12.6 China U.S. & Canada$6.6 2025 Revenue ($ in millions) 0.9 Playboy’s global recognition exceeds its global penetration China + U.S. & Canada contributed over 70% of licensing revenue in 2025 Significant white space in EMEA, Latin America & APAC Licensed adult content contributed an incremental $20 million of licensing revenue in 2025 (not shown in the accompanying map) $7.2 Rest of World

Unlocking Categories Competitors Can't Touch

Expanding licensed category representation across lifestyle, beauty, home, and gaming

China and NSFW digital (not included in the bar chart) will generate $30M in guaranteed distributions in 2026

Apparel & Accessories anchors consumer products licensing revenue

Significant headroom in high-growth adjacencies — beauty, home, gaming, and wellness are largely untapped

Entertainment & experiential licensing is a long-term differentiator and monetization engine

Category as % of 2025 Licensing Revenue


Apparel & Accessories
72%
Gaming
12%
Wellness
5%
Tobacco
3%
Beauty/Bath & Body
3%
Food & Beverage
2%
Print Magazine
2%
Home & Lifestyle
1%
Land-Based Entertainment
1%

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P LA YB O Y PILLAR 2: MEDIA & EXPERIENCES 19

P LA YB O Y • Subscriptions will be core to the Playboy experience — from clubs and events to print and digital content • Integrates physical and digital experiences • Digital: magazine, podcasts, archives, contests, and creator content • Physical: limited -edition print, event access, and product drops • Membership monetizes engagement at every stage of the funnel, converting audience participation into recurring revenue 20 Reimagining Subscriptions Playboy sells access to and participation in a lifestyle

P LA YB O Y Re-establishing Playboy's content studio, leveraging 72 years of cultural IP and media assets Developing original programming inspired by historic franchises like The Playboy Interview and Playboy After Dark Strategic partnerships in development, including a feature film with Hefner Capital and The Great Playmate Search television adaptation Strengthens monetization flywheel: drives audience engagement, expands brand awareness, and enhances licensing value Business model: licensing revenue and profit share 21 Opportunities in TV and Film Tapping into heritage and developing new content

P LA YB O Y Scalable model built on exclusive experiences, community engagement, and premium access tiers Curated events and experiences reintroduce fans to the Playboy world — they don't just consume the brand, they want to belong to it Revenue streams include ticketed events, sponsorships, VIP memberships, and branded hospitality partnerships 22 Turning Brand Aspiration into Experience Revenue Bringing back Playboy’s signature experiences

P LA YB O Y PILLAR 3: HOSPITALITY 23

P LA YB O Y Relaunching membership clubs as an outward extension of the brand First location anticipated in Miami Beach as the new flagship "mansion" Signed a non -binding LOI to secure third -party capital for club build -out and operations Expect to partner with a world -class hospitality operator Limited capital risk for Playboy 24 Reviving an Iconic Hospitality Brand Over its 72 -year history, Playboy has owned/licensed 45 clubs across nine countries

P LA YB O Y PILLAR 4 (HONEY BIRDETTE) : U.S. ONLINE & IN -STORE 25

P LA YB O Y 26 Brand Health and Cash Flow 1. A reconciliation of direct - to-consumer operating income to direct - to-consumer adjusted Operating Income can be found in the Company's quarterly and annual reports on Form 10 -Q and 10 -K filed with the SEC. 2. Excludes intercompany expense allocation of $4.0 million in 2023, $3.7 million in 2024, and $3.9 million in 2025. 3. 2024 excludes a one -time gain of $0.9 million because of an AP credit for technology services. Reoriented customers to buy at full price in 2024 and 2025 Increased profitability despite the dip in sales Maintain focus on full price sales Exploit the U.S. as our growth market in 2026 41% 56% 60% 2023 2024 2025 Gross MarginSales $78 $70 $71 2023 2024 2025 ($ in millions) Adjusted Operating Income 1/2/3 ($6.5) $5.5 $6.6 2023 ($ in millions) 2024 2025

P LA YB O Y 27 Return to Top -line Growth Brick -and -mortar stores, where we do not discount, turned the corner at the end of 2024 Q4 2025 comp store sales were up despite a strong Q4 2024 baseline eCommerce has lapped tough comps — 2026 Valentine's Day was highly successful -10% -10% -2% 13% 22% 28% 22% 17% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 5% -18% -2% -5% -2% 16% 3% 11% 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Brick -and -Mortar Comp Store Sales Total Company Comp Store Sales

P LA YB O Y 28 U.S. Market is Our Biggest Opportunity Population in the U.S. is 12x larger than Australia TAM in the U.S. is 8x larger than Australia Honey Birdette's sales in the U.S. are approximately the same size as Australia Economics of both physical retail stores and eCommerce are more attractive in the U.S. 48% 52% Australia U.S. Sales Mix 1 1. Mix between U.S. and Australia only. Combined those two markets represent 90% of revenue. 2. U.S. population size from the United States Census Bureau and Australia population size from the Australian Bureau of Statist ics . All figures as of year -end 2025. 3. Lingerie market sizes from IMARC Group. All figures for 2025. $3 B $23 B Australia U.S. Addressable Market 3 for Lingerie $28 M $343 M Australia U.S. Population 2 Strongest unit economics across both physical and online stores

P LA YB O Y 29 Disciplined Retail Store Expansion in the U.S. Potential for ten flagship stores in the U.S. over the next 2 -3 years Highly productive on the top and bottom lines versus non -U.S. stores Redesigned store concept to reduce buildout costs to $400 per S.F. Maintain average store size of less than 1,000 square feet for new stores Non-U.S. U.S. Sales per Square Foot 1.8 x 14% 33% Non-U.S. U.S. 4-Wall EBITDA Margin 2.4 x

P LA YB O Y 30 U.S. eCommerce Has the Highest Online ROI Highest initial order value Lowest media spend per dollar of revenue to acquire a customer Highest 3 -year lifetime revenue Expanding paid social media and influencer marketing to push KPIs higher Website redesign to lift conversion rates Additional flagship stores to increase brand awareness $119 $278 $195 Australia U.S. Global Average Order Value 1/2 7.8% 7.0% 7.3% Australia U.S. Global Advertising as % of Sales 1/2 1. All figures for 4Q 2025. 2. Global category is composed of all countries Honey Birdette ships product - Australia, the United States, the United Kingdom, and the E.U. 3. Based on cohort data from 2014 – November 2025. $239 $580 $454 Australia U.S. U.K. & E.U. 3-Year Lifetime Revenue 3

Investment Summary

1. *Irreplaceable brand. 72 years of cultural IP powering a diversified business model across four growth pillars*

2. *Durable cash flow. High-margin licensing revenue — 90% guaranteed[1] — with $340M+ in unrecognized future revenue and expanding profitability at Honey Birdette*

3. *Financial discipline. Four consecutive quarters of positive Adj. EBITDA, active debt reduction, and a clear path to deleveraging*

[1] Based on fiscal year 2025 licensing revenue

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P LA YB O Y 32 THANK YOU Investor Relations Contact: investors@playboy.com Instagram icon - Free download on Iconfinder Facebook Logo PNG With Transparent Background Download Tiktok, Logo, Brand. Royalty-Free Stock Illustration Image - Pixabay Hilarious brand kit confirms the X logo is here to stay ...

P LA YB O Y APPENDIX: FINANCIALS 33

P LA YB O Y Income Statement & Adjusted EBITDA 34 2025 2024 Net Revenues 120,928 116,135 Costs and Expenses: Cost of Sales (35,077) (41,780) Selling and Administrative Expenses (91,029) (98,716) Impairments (2,087) (26,078) Other Operating Income, Net (763) (399) Operating Income (Loss) (8,028) (50,838) Interest Expense, Net (8,225) (23,689) Other Income, Net 2,355 (1,722) Loss Before Income Taxes (13,898) (76,249) Benefit (Expense) from Income Taxes 1,226 (3,148) Net Income (Loss) (12,672) (79,397) Net Income (Loss) Attributable to Playboy, Inc. (12,672) (79,397) Net Income (Loss) per Share, basic and diluted (0.13)$ (1.04)$ Weighted-average Shares Outstanding, Basic 100,265 76,049 Weighted-average Shares Outstanding, Diluted 100,265 76,049 Net Income (Loss) (12,672)$ (79,397)$ Adjusted for: Interest Expense 8,225 23,689 (Benefit) Expense from Income Taxes (1,226) 3,148 Depreciation and Amortization 3,038 7,007 EBITDA (2,635) (45,553) Adjusted for: Licensing Commissions Settlement 2,400 - Transition Expenses 5,000 - Severance 2,713 886 Stock-Based Compensation 4,715 7,311 Impairments 2,087 26,078 Adjustments 2,758 5,025 Adjusted EBITDA 17,038$ (6,253)$ Year Ended December 31,

P LA YB O Y Balance Sheet 35 2025 2024 Assets Cash and Cash Equivalents 37,801 30,904 Accounts Receivable, Net 4,120 7,271 Inventory, Net 12,934 8,922 Other Current Assets 7,525 5,572 Assets Held for Sale 3,088 4,835 Total Current Assets 65,468 57,504 Restricted Cash 4,920 2,318 Property & Equipment, Net 4,227 4,871 Goodwill 37,467 36,007 Other Intangible Assets, Net 155,882 155,973 Other Non-Current Assets 24,408 28,031 Total Assets 292,372 284,704 Liabilities and Mezzanine Rquity and Stockholders' Equity/(Deficit) Accounts Payable 11,930 10,672 Long-Term Debt, Current Portion 1,524 381 Other Current Liabilities and Accrued Expenses 50,340 44,791 Total Current Liabilities 63,794 55,844 Deferred Revenues, Net of Current Portion 14,252 5,762 Long-Term Debt, Net of Current Portion 172,645 176,194 Other Noncurrent Liabilities 23,514 30,982 Total Liabilities 274,205 268,782 Mezzanine Equity Series B Convertible Preferred Stock - 23,861 Redeemable Non-Controlling Interest (208) (208) Total Stockholders Equity/(Deficit) 18,375 (7,731) Total Liabilities and Mezzanine Equity and Stockholders' Equity/(Deficit) 292,372 284,704 As of December 31,